UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2020, Summit Midstream Partners, LP (“SMLP”) announced that Brock M. Degeyter, the Executive Vice President and General Counsel of Summit Midstream GP, LLC (the “Company”), the general partner of SMLP, will be departing the Company to pursue other interests.  The Company manages and operates SMLP, including through its affiliate, Summit Operating Services Company, LLC (“Summit Operating”). Mr. Degeyter’s employment with the Company will terminate effective August 7, 2020 (the “Separation Date”).

In connection with Mr. Degeyter’s departure, on July 14, 2020 Summit Operating and Mr. Degeyter entered into a Separation and General Release Agreement (the “Agreement”). Pursuant to the Agreement, Mr. Degeyter has agreed to waive certain cash severance amounts otherwise owed under his existing Employment Agreement and other compensation arrangements in exchange for Summit Operating’s waiving Mr. Degeyter’s non-competition obligations under his existing Employment Agreement. In addition, pursuant to the Agreement, all of Mr. Degeyter’s outstanding unvested phantom units, and associated dividend equivalent rights will become fully vested and settled in common units of SMLP on the Separation Date. The payments and benefits set forth in the Agreement will be provided in exchange for Mr. Degeyter’s providing a customary release of claims in favor of Summit Operating. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter during which the Separation Agreement was executed and became effective.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	July 14, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

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